UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported) September 12, 2006
                                                        -------------------

                         INTERSTATE BAKERIES CORPORATION
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

            1-11165                              43-1470322
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   (Commission File Number)           (IRS Employer Identification No.)

           12 East Armour Boulevard
             Kansas City, Missouri                          64111
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   (Address of Principal Executive Offices)              (Zip Code)

                                 (816) 502-4000
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              (Registrant's Telephone Number, Including Area Code)

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

         Item 7.01.        Regulation FD Disclosure.

         As previously reported, on September 22, 2004, Interstate Bakeries Corporation (the "Company") and each of its wholly-owned subsidiaries filed voluntary petitions for relief under Chapter 11 of the U.S. Bankruptcy Code (the "Bankruptcy Code"). The filings were made in the United States Bankruptcy Court for the Western District of Missouri (the "Court"). On September 12, 2006, the Company filed with the Court as required by the Bankruptcy Code a consolidated monthly operating report for the four week period ended July 29, 2006. Such report is attached as Exhibit 99.1 and is hereby incorporated by reference.


         Item 9.01         Financial Statements and Exhibits.

 (c)     Exhibits


Exhibit No.       Description
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      99.1        Interstate Bakeries Corporation Consolidated Monthly
                  Operating Report for the four week period ended July 29, 2006.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  September 12, 2006            INTERSTATE BAKERIES
                                     CORPORATION


                                     By: /s/ Ronald B. Hutchison
                                         ---------------------------------
                                         Ronald B. Hutchison
                                         Executive Vice President and
                                         Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit No.      Description
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     99.1        Interstate Bakeries Corporation Consolidated Monthly
                 Operating Report for the four week period ended July 29, 2006.